UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2023

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 2, 2023, Beyond Meat, Inc. (the “Company”) issued a press release providing preliminary results for the third quarter ended September 30, 2023 and an updated 2023 full year outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
On November 1, 2023, the Board of Directors of the Company approved a plan to reduce the Company’s current workforce by approximately 65 employees, representing approximately 19% of the Company’s global non-production workforce (or approximately 8% of the Company’s total global workforce). This decision was based on cost-reduction initiatives intended to reduce operating expenses.

The Company currently estimates that it will incur one-time cash charges of approximately $2.0 million to $2.5 million in connection with the reduction in force, primarily consisting of notice period and severance payments, employee benefits and related costs. The Company expects that the majority of these charges will be incurred in the fourth quarter of 2023, and that the reduction in force will be substantially complete by the end of 2023, subject to local law and consultation requirements, which may extend the process beyond the end of 2023 in certain countries. The charges the Company expects to incur are subject to assumptions, including local law requirements, and actual charges may differ from the estimate above.
In aggregate, in 2024, the reduction in force, combined with the elimination of certain open positions, is expected to result in approximately $9.5 million to $10.5 million in cash operating expense savings, and an additional approximately $1.0 million to $2.0 million in non-cash savings related to previously granted, unvested stock-based compensation which would have vested in 2024.
Item 7.01. Regulation FD Disclosure.
On November 2, 2023, the Company issued a press release announcing a reduction in force, providing preliminary results for the third quarter ended September 30, 2023 and an updated 2023 full year outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and in the accompanying press release constitute “forward-looking statements" within the meaning of the federal securities laws, including statements related to the Company’s expectations with respect to its third quarter results and 2023 full year outlook, global operations review and efforts to improve its cost structure, cost-reduction initiatives, and expected charges and savings related to its workforce reduction. The charges associated with the reduction in force may be greater than anticipated, completion of the reduction in force may take longer than anticipated, the Company may be unable to realize the contemplated benefits in connection with the global operations review and efforts to improve its cost structure, workforce reduction, and other potential cost-reduction initiatives, and the global operations review, workforce reduction, cost-reduction initiatives and cost structure improvement measures may have an adverse impact on the Company’s performance.

Forward-looking statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding financial performance, prospects, future events and future results, including ongoing uncertainty related to macroeconomic issues, including inflation and rising interest rates, demand in the plant-based meat category, ongoing concerns about the likelihood of a recession, increased competition, supply chain disruptions and challenges related to labor availability, among other matters, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “outlook,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which or whether, such performance or results will be achieved. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, but not limited to, the impact of inflation and rising interest rates across the economy, including higher food, grocery, raw materials, transportation, energy, labor and fuel costs; decreased demand, and the underlying factors negatively impacting demand, in the plant-based meat category; the impact of adverse and uncertain economic and political conditions in the U.S. and international markets, including concerns about the likelihood of an economic recession, downturn or periods of rising or high inflation; reduced consumer confidence and changes in consumer spending, including spending to purchase our products, and negative trends in consumer purchasing patterns due to levels of consumers’ disposable income, credit availability and debt levels, and economic conditions, including due to recessionary and inflationary pressures; our ability to accurately predict consumer taste preferences, trends and demand and successfully innovate, introduce and commercialize new products and improve existing products, including in new geographic markets; the effects of competitive activity from our market competitors and new market entrants; disruption to, and the impact of uncertainty in, our domestic and international supply chain, including labor shortages and disruption, shipping delays and disruption, and the impact of cyber incidents at suppliers and vendors; risks and uncertainties related to the global operations review, cost structure improvement measures, cost-reduction initiatives, and workforce reductions; our ability to streamline operations and improve cost efficiencies, which could result in the contraction of our business and the implementation of significant cost cutting measures such as downsizing and exiting certain operations, domestically and/or abroad; the impact of uncertainty as a result of doing business in China and Europe; the volatility of or inability to access the capital markets, including due to macroeconomic factors, geopolitical tensions or the outbreak of hostilities or war; changes in the retail landscape, including our ability to maintain and expand our distribution footprint, the timing and level of trade and promotion discounts, our ability to maintain and grow market share and increase household penetration, repeat purchases, buying rates (amount spent per buyer) and purchase frequency, and our ability to maintain and increase sales velocity of our products; changes in the foodservice landscape, including the timing and level of marketing and other financial incentives to assist in the promotion of our products, our ability to maintain and grow market share and attract and retain new foodservice customers or retain existing foodservice customers, and our ability to introduce and sustain offering of our products on menus; the timing and success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic Quick Service Restaurant partnership launches and limited time offerings resulting in permanent menu items; foreign exchange rate fluctuations; our ability to identify and execute cost-down initiatives intended to achieve price parity with animal protein; the effectiveness of our business systems and processes; our estimates of the size of our market opportunities and ability to accurately forecast market growth; our ability to effectively expand or optimize our manufacturing and production capacity, including effectively managing capacity for specific products with shifts in demand; risks associated with underutilization of capacity which could give rise to increased costs per unit, underutilization fees and termination fees to exit certain supply chain arrangements and/or the write-off of certain equipment; our inability to sell our inventory in a timely manner requiring us to sell our products through liquidation channels at lower prices, write-down or write-off obsolete inventory, or increase inventory reserves; our ability to accurately forecast our future results of operations and financial goals or targets, including fluctuations in demand for our products and in the plant-based meat category generally and increased competition; our ability to accurately forecast demand for our products and manage our inventory, including the impact of customer orders ahead of holidays and shelf reset activities, customer and distributor changes and buying patterns, such as reductions in targeted inventory levels, and supply chain and labor disruptions, including due to the impact of cyber incidents at suppliers and vendors; our operational effectiveness and ability to fulfill orders in full and on time; variations in product selling prices and costs, and the mix of products sold; our ability to successfully enter new geographic markets, manage our international expansion and comply with any applicable laws and regulations, including risks associated with doing business in foreign countries, substantial investments in our manufacturing operations in China and the Netherlands, and our ability to comply with the U.S. Foreign Corrupt Practices Act or other anti-corruption laws; the effects of global outbreaks of pandemics (such as the COVID-19 pandemic), epidemics or other public health crises, or fear of such crises; the success of our marketing initiatives and the ability to maintain and grow our brand awareness, maintain, protect and enhance our brand, attract and retain new customers and maintain and grow our market share, particularly while we are seeking to reduce our operating expenses; our ability to attract, maintain and effectively expand our relationships with key strategic foodservice partners; our ability to attract and retain our suppliers, distributors, co-manufacturers and customers; our ability to procure sufficient high-quality raw materials at competitive prices to manufacture our products; the availability of pea and other proteins that meet our standards; our ability to diversify the protein sources used for our products; our ability to differentiate and continuously create innovative products, respond to competitive innovation and achieve speed-to-market; our ability to successfully execute our strategic initiatives; the volatility associated with ingredient, packaging, transportation and other input costs; real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to keep pace with technological changes impacting the development of our products and implementation of our business needs; significant disruption in, or breach in security of our or our suppliers’ or vendors’ information technology systems, and resultant interruptions in service and any related impact on our reputation, including data privacy, and any potential impact on our supply chain, including on customer demand, order fulfillment and lost sales, and the resulting timing and/or amount of net revenues recognized; the ability of our transportation providers to ship and deliver our products in a timely and cost effective manner; senior management and key personnel changes, the attraction, training and retention of qualified employees and key personnel and our ability to maintain our company culture; the effects of organizational changes including reductions-in-force and realignment of reporting structures; the success of operations conducted by joint ventures where we share ownership and management of a company with one or more parties who may not have the same goals, strategies or priorities as we do and where we do not receive all of the financial benefit; the timing, impact and success of restructuring certain contracts and operating activities related to Beyond Meat Jerky and our assumption of distribution responsibilities for Beyond Meat Jerky; risks related to use of a professional employer organization to administer human resources, payroll and employee benefits functions for certain of our international employees, and use of certain third party service providers for the performance of several business operations including payroll and human capital management services; the impact of potential workplace hazards; the effects of natural or man-made catastrophic or severe weather events, including events brought on by climate change, particularly involving our or any of our co-manufacturers’ manufacturing facilities, our suppliers’ facilities, or any other vital aspects of our supply chain; the impact of marketing campaigns aimed at generating negative publicity regarding our products, brand and the plant-based meat category, including regarding the nutritional value of our products; the effectiveness of our internal controls; accounting estimates based on judgment and assumptions that may differ from actual results; the requirements of being a public company and effects of increased administrative costs related to compliance and reporting obligations; the sufficiency of our cash and cash equivalents to meet our liquidity needs, including risks associated with adverse developments affecting the financial services industry; our significant indebtedness and ability to repay such indebtedness; risks related to our debt, including limitations on our cash flow from operations and our ability to satisfy our obligations under the convertible senior notes; our ability to raise the funds necessary to repurchase the convertible senior notes for cash, under certain circumstances, or to pay any cash amounts due upon conversion; provisions in the indenture governing the convertible senior notes delaying or preventing an otherwise beneficial takeover of us; and any adverse impact on our reported financial condition and results from the accounting methods for the convertible senior notes; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; our ability to meet our obligations under our El Segundo Campus and Innovation Center lease, the timing of occupancy and completion of the build-out of our space, cost overruns, delays, workforce reductions or other cost-reduction initiatives on our space demands; our ability to meet our obligations under leases for our corporate offices, manufacturing facilities and warehouses, or risks related to excess space capacity under our leases due to workforce reductions or other cost-reduction initiatives; changes in laws and government regulation affecting our business, including the U.S. Food and Drug Administration and the U.S. Federal Trade Commission governmental regulation, and state, local and foreign regulation; new or pending legislation, or changes in laws, regulations or policies of governmental agencies or regulators, both in the U.S. and abroad, affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; risks inherent in investment in real estate; the financial condition of, and our relationships with our suppliers, co-manufacturers, distributors, retailers, and foodservice customers, and their future decisions regarding their relationships with us; our ability and the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; seasonality, including increased levels of purchasing by customers ahead of holidays, customer shelf reset activity and the timing of product restocking by our retail customers; economic conditions and the impact on consumer spending; the impact of increased scrutiny from a variety of stakeholders, institutional investors and governmental bodies on environmental, social and governance (“ESG”) practices, including expanding mandatory and voluntary reporting, diligence and disclosure on ESG matters; the outcomes of legal or administrative proceedings, or new legal or administrative proceedings filed against us; our, our suppliers’ and our co-manufacturers’ ability to protect our proprietary technology, intellectual property and trade secrets adequately; the impact of tariffs and trade wars; the impact of changes in tax laws; and the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 1, 2023, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2023 filed with the SEC on August 9, 2023, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events, changes in assumptions or otherwise, except to the extent required by applicable laws. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated November 2, 2023
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: November 2, 2023